UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

MINING POWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55788	46-3289369
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

18851 Northeast 29th Avenue

Suite 700

Aventura, Florida 33180-2845

(Address of Principal Executive Offices)

(800) 304-2657

(Registrant's Telephone Number including Area Code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on May 10, 2018, the Board of Directors of Mining Power Group, Inc., a Colorado corporation (the "Company"), appointed Yaniv Nahon, a member of the Board of Directors of the Registrant. Following Mr. Nahon’s appointment and acceptance as a member of the Board of Directors of the Registrant, the Board of Directors of the Registrant accepted the resignation of Richard Davis as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and a member of the Board of Directors. Immediately following the resignation of Mr. Davis, the Board of Directors appointed Yaniv Nahon, a member of the Board of Directors, as the Corporation’s President/Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer of the Company. Therefore, as of the date of this Current Report, the member of the Board of Directors is Yaniv Nahon.

Mr. Davis did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Biography

Yaniv Nahon established the first e-cigarette retail business in southwest Florida in 2008. Since 2008, he has remained focused on the development and marketing of e-cigarettes and related products at both the wholesale and retail levels, owning and operating his own retail businesses. In 2012 he joined Vapor Group, Inc., a Florida corporation, as Vice President and Chief Operating Officer having overall responsibility for product development, quality control and the supply chain. He was appointed President & CEO of Vapor Group, Inc. on July 20, 2017, and remains in this position.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mining Power Group, Inc. (the “Registrant”)
DATE: May 13, 2018	a Colorado corporation /s/Yaniv Nahon________ Name: Yaniv Nahon Title: Chief Executive Officer